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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 1, 1998


          IndyMac ABS, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1998, providing for the issuance of the IndyMac ABS, Inc., Home Equity Loan Asset-Backed Trust, Series SPMD 1998-A Home Equity Loan Asset-Backed Certificates, Series SPMD 1998-A).


                               IndyMac ABS, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                       333-51609              95-4685267
----------------------------           ------------        -------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)        Identification No.)


   155 North Lake Avenue
   Pasadena, California                                           91101
   ---------------------                                       ----------
   (Address of Principal                                       (Zip Code)
    Executive Offices)

  Registrant's telephone number, including area code (800) 669-2300
                                                     -----
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Item 5.  Other Events.
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     On September 29, 1998, IndyMac ABS, Inc. (the "Depositor") entered into a
Pooling and Servicing Agreement dated as of September 1, 1998 (the "Agreement"), by and among the Depositor, IndyMac, Inc. ("IndyMac"), as seller (the "Seller") and as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Loan Asset-Backed Certificates, Series SPMD 1998-A (the
"Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

         Not applicable.

         Not applicable.

         Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of September 1, 1998, by and among the Depositor, the Seller, the Master Servicer and the Trustee.


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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac ABS, Inc.



                               By: /s/ Gwen Eells
                                  ------------------------------
                                  Gwen Eells
                                  Senior Vice President and General Counsel



Dated:  November 4, 1998


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                                 Exhibit Index
                                 -------------

Exhibit                                                                  Page
-------                                                                  ----

99.1.     Pooling and Servicing Agreement,
          dated as of September 1, 1998, by
          and among, the Depositor, the Seller, the Master Servicer
          and the Trustee                                                  5


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                                 EXHIBIT 99.1
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